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                       INFINITY BROADCASTING CORPORATION

                                       to


                    BANK OF MONTREAL TRUST COMPANY, Trustee






                             SUBORDINATED INDENTURE






                          Dated as of August 18, 1995







                           Providing for Issuance of
                     Subordinated Debt Securities in Series






===============================================================================

                                              TABLE OF CONTENTS

                                                                                                       Page


ARTICLE 1            Definitions and Other Provisionsof General Application...............................1
        1.1.         Definitions..........................................................................1
        1.2.         Compliance Certificates and Opinions................................................13
        1.3.         Form of Documents Delivered to Trustee..............................................14
        1.4.         Acts of Holders.....................................................................15
        1.5.         Notices, etc., to Trustee and Company...............................................17
        1.6.         Notice to Holders; Waiver...........................................................17
        1.7.         Headings and Table of Contents......................................................19
        1.8.         Successor and Assigns...............................................................19
        1.9.         Separability........................................................................19
        1.10.        Benefits of Indenture...............................................................19
        1.11.        Governing Law.......................................................................19
        1.12.        Legal Holidays......................................................................19


ARTICLE 2            Security Forms......................................................................20
        2.1.         Forms Generally.....................................................................20
        2.2.         Form of Trustee's Certificate of
                     Authentication......................................................................21
        2.3.         Securities in Global Form...........................................................21
        2.4.         Form of Legend for Securities in Global
                     Form................................................................................22


ARTICLE 3            The Securities......................................................................22
        3.1.         Amount Unlimited; Issuable in Series................................................22
        3.2.         Denominations.......................................................................27
        3.3.         Execution, Authentication, Delivery and
                     Dating..............................................................................27
        3.4.         Temporary Securities................................................................31
        3.5.         Registration, Transfer and Exchange.................................................32
        3.6.         Replacement Securities..............................................................37
        3.7.         Payment of Interest; Interest Rights
                     Preserved...........................................................................39
        3.8.         Persons Deemed Owners...............................................................41
        3.9.         Cancellation........................................................................42
        3.10.        Computation of Interest.............................................................42
        3.11.        CUSIP Numbers.......................................................................42
        3.12.        Currency and Manner of Payment in Respect
                     of Securities.......................................................................42
        3.13.        Appointment and Resignation of Exchange
                     Rate Agent..........................................................................48


                                                                               i

ARTICLE 4            Satisfaction, Discharge and Defeasance..............................................49
        4.1.         Termination of Company's Obligations
                     Under the Indenture.................................................................49
        4.2.         Application of Trust Funds..........................................................51
        4.3.         Applicability of Defeasance Provisions; Company's Option to
                     Effect Defeasance or Covenant
                     Defeasance..........................................................................51
        4.4.         Defeasance and Discharge............................................................51
        4.5.         Covenant Defeasance.................................................................52
        4.6.         Conditions to Defeasance or Covenant
                     Defeasance..........................................................................53
        4.7.         Deposited Money and Government
                     Obligations to Be Held in Trust.....................................................55
        4.8.         Repayment to Company................................................................56
        4.9.         Indemnity for Government Obligations................................................56

ARTICLE 5            Defaults and Remedies...............................................................57
        5.1.         Events of Default...................................................................57
        5.2.         Acceleration; Rescission and Annulment..............................................58
        5.3.         Collection of Indebtedness and Suits for Enforcement by Trustee.....................59
        5.4.         Trustee May File Proofs of Claim....................................................59
        5.5.         Trustee May Enforce Claims Without
                     Possession of Securities............................................................60
        5.6.         Delay or Omission Not Waiver........................................................60
        5.7.         Waiver of Past Defaults.............................................................60
        5.8.         Control by Majority.................................................................61
        5.9.         Limitation on Suits by Holders......................................................61
        5.10.        Rights of Holders to Receive Payment................................................62
        5.11.        Application of Money Collected......................................................62
        5.12.        Restoration of Rights and Remedies..................................................63
        5.13.        Rights and Remedies Cumulative......................................................63
        5.14.        Undertaking for Costs...............................................................64

ARTICLE 6            The Trustee.........................................................................64
        6.1.         Certain Duties and Responsibilities of
                     the Trustee.........................................................................64
        6.2.         Rights of Trustee...................................................................64
        6.3.         Trustee May Hold Securities.........................................................65
        6.4.         Money Held in Trust.................................................................65
        6.5.         Trustee's Disclaimer................................................................66
        6.6.         Notice of Defaults..................................................................66
        6.7.         Reports by Trustee to Holders.......................................................66
        6.8.         Securityholder Lists................................................................66
        6.9.         Compensation and Indemnity..........................................................67
        6.10.        Replacement of Trustee..............................................................68
        6.11.        Acceptance of Appointment by Successor..............................................70
        6.12.        Eligibility; Disqualification.......................................................71
        6.13.        Merger, Conversion, Consolidation or
                     Succession to Business..............................................................72
                                                                             ii

        6.14.        Appointment of Authenticating Agent.................................................72


ARTICLE 7            Consolidation, Merger or Sale by the
                      Company............................................................................75
        7.1.         Consolidation, Merger or Sale of Assets Permitted...................................75



ARTICLE 8            Supplemental Indentures.............................................................76
        8.1.         Supplemental Indentures Without Consent
                     of Holders..........................................................................76
        8.2.         Supplemental Indentures With Consent of
                     Holders.............................................................................77
        8.3.         Compliance with Trust Indenture Act.................................................79
        8.4.         Execution of Supplemental Indentures................................................79
        8.5.         Effect of Supplemental Indentures...................................................79
        8.6.         Reference in Securities to Supplemental Indentures..................................79



ARTICLE 9            Covenants...........................................................................80
        9.1.         Payment of Principal, Premium, if any,
                     and Interest........................................................................80
        9.2.         Maintenance of Office or Agency.....................................................80
        9.3.         Money for Securities Payments to Be Held
                     in Trust; Unclaimed Money...........................................................82
        9.4.         Corporate Existence.................................................................83
        9.5.         Reports by the Company..............................................................84
        9.6.         Annual Review Certificate...........................................................84
        9.7.         Books of Record and Account.........................................................85



ARTICLE 10           Redemption..........................................................................85
        10.1.        Applicability of Article............................................................85
        10.2.        Election to Redeem; Notice to Trustee...............................................85
        10.3.        Selection of Securities to Be Redeemed..............................................86
        10.4.        Notice of Redemption................................................................86
        10.5.        Deposit of Redemption Price.........................................................88
        10.6.        Securities Payable on Redemption Date...............................................88
        10.7.        Securities Redeemed in Part.........................................................89



ARTICLE 11           Sinking Funds.......................................................................90
        11.1.        Applicability of Article............................................................90
        11.2.        Satisfaction of Sinking Fund Payments
                     with Securities.....................................................................90
        11.3.        Redemption of Securities for Sinking Fund...........................................90


ARTICLE 12           Meetings of Holders of Securities...................................................91
        12.1.        Purposes for Which Meetings May Be
                     Called..............................................................................91
        12.2.        Call, Notice and Place of Meetings..................................................91

                                                                                iii


        12.3.        Persons Entitled to Vote at Meetings................................................92
        12.4.        Quorum; Action......................................................................92
        12.5.        Determination of Voting Rights; Conduct
                     and Adjournment of Meetings.........................................................94
        12.6.        Counting Votes and Recording Action of
                     Meetings............................................................................95



ARTICLE 13           Subordination.......................................................................95
        13.1.        Agreement to Subordinate............................................................95
        13.2.        Liquidation; Dissolution; Bankruptcy................................................96
        13.3.        Default on Senior Indebtedness......................................................98
        13.4.        Securities May Be Paid Prior to
                     Dissolution, Etc...................................................................101
        13.5.        When Distribution Must Be Paid Over................................................101
        13.6.        Notices by Company.................................................................102
        13.7.        Subrogation........................................................................102
        13.8.        Relative Rights....................................................................102
        13.9.        Subordination May Not Be Impaired by
                     Company............................................................................103
        13.10. Distribution or Notice to Representative.................................................103
        13.11. Rights of Trustee and Paying Agent.......................................................103

Reconciliation and tie between Indenture, dated as of August 18, 1995, and the Trust Indenture Act of 1939, as amended.



Trust Indenture Act                                              Indenture
of 1939 Section                                                   Section

  310(a)(1).....................................................  6.12
        (a)(2)..................................................  6.12
        (a)(3)..................................................  TIA
        (a)(4)..................................................  Not Applicable
        (a)(5)..................................................  TIA
        (b)  ...................................................  6.10; 6.12;
                                                                  TIA

  311(a)      ..................................................  TIA
        (b)  ...................................................  TIA

  312(a) .......................................................  6.8
        (b)  ...................................................  TIA
        (c)  ...................................................  TIA

  313(a)      ..................................................   6.7; TIA
        (b)  ...................................................   TIA
        (c)  ...................................................   TIA
        (d)  ...................................................   TIA

  314(a)     ...................................................   9.5; 9.6; TIA
        (b)  ...................................................  Not Applicable
        (c)(1)..................................................   1.2
        (c)(2)..................................................   1.2
        (c)(3)..................................................  Not Applicable
        (d)  ...................................................  Not Applicable
        (e)  ...................................................   TIA
        (f)  ...................................................   TIA

  315(a)      ..................................................   6.1
        (b)  ...................................................   6.6
        (c)  ...................................................   6.1
        (d)(1)..................................................   TIA
        (d)(2)..................................................   TIA
        (d)(3)..................................................   TIA
        (e)  ...................................................   TIA

  316(a)(last sentence).........................................   1.1
        (a)(1)(A)...............................................   5.2; 5.8
        (a)(1)(B)...............................................   5.7
        (b)  ...................................................   5.9; 5.10
        (c)  ...................................................   TIA

317(a)(1)        5.3
        (a)(2)..................................................    5.4
        (b)  ...................................................    9.3

  318(a)      ...................................................   1.11
        (b)  ....................................................   TIA
        (c)  ....................................................   1.11; TIA



                   This reconciliation and tie section does not constitute part of the Indenture.

                  INDENTURE, dated as of August 18, 1995, from INFINITY BROADCASTING CORPORATION, a Delaware corporation (the "Company"), to Bank of Montreal Trust Company, Trustee, a New York banking corporation (the "Trustee").



                                    Recitals

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series as herein provided.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:


                                   ARTICLE 1

                        Definitions and Other Provisions
                             of General Application

                    Section 1.1. Definitions. (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect from time to time; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Affiliate" of any specified Person means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means any Paying Agent or Registrar.

                  "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 6.14.

                  "Authorized Newspaper" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

                    "Bearer Security" means any Security issued hereunder which is payable to bearer.

                    "Board" or "Board of Directors" means the Board of Directors of the Company, or any duly authorized committee thereof.

                  "Board Resolution" means a copy of a resolution of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certificate, and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or particular location are authorized or obligated by law, regulation or executive order to close.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the party named as the Company in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successor.

                  "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by two Officers, one of whom must be the Chairman of the Board, the Co-Chairman of the Board, the President and Chief Executive Officer, the Vice President-Finance and Chief Financial Officer or the Treasurer of the Company.

                  "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the issuer of such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (iii) any currency unit other than the ECU for the purposes for which it was established.


                  "Corporate Trust Office" means the office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 77 Water Street, New York, New York 10005, Attention: Corporate Trust Department.

                  "Credit Agreement" means the Second Amended and Restated Credit Agreement, dated as of December 22, 1994, among the Company, each of the lenders identified therein (collectively, the "Banks"), The Chase Manhattan Bank (National Association), as administrative agent for the Banks, Bank of America Illinois, Bank of Montreal, The Bank of New York, Chemical Bank, Compagnie

FinanciPre de cic et de l'Union EuropJenne, The First National Bank of Boston and National Westminister Bank USA, as co-agents for the Banks, and Chemical Bank, as collateral agent for the Banks, as the same may be amended, supplemented, waived, otherwise modified, refinanced, replaced or renewed from time to time.

                    "currency unit" for all purposes of this Indenture shall include any composite currency.

                  "Debt" means (i) any liability of any entity (A) for borrowed money, or under any reimbursement obligation relating to a letter of credit (other than letters of credit obtained in the ordinary course of business), or
(B) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures, or (C) for the payment of money relating to a capitalized lease obligation; (ii) any liability of others described in the preceding clause (i) that the entity has guaranteed or that is otherwise its legal liability; (iii) Interest Protection Agreements secured by the collateral securing the Credit Agreement in a notional amount not exceeding the aggregate principal amount outstanding under the Credit Agreement; and (iv) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i), (ii) and (iii) above, provided that Debt shall not include accounts payable or liabilities to trade creditors of any entity.

                  "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

                  "Depositary", when used with respect to the Securities of or within any series issuable or issued in whole or in part in global form, means the Person designated as Depositary by the Company pursuant to Section 3.1 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

                  "Dollar" means the currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

                  "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

                    "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

                  "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

                  "Exchange Rate Agent", when used with respect to Securities of or within any series, means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, a New York Clearing House bank designated pursuant to Section 3.1 or Section 3.13.

                  "Exchange Rate Officer's Certificate" means a certificate setting forth (i) the applicable Market Exchange Rate or the applicable bid quotation and (ii) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount in the relevant currency or currency unit), payable with respect to a Security of any series on the basis of such Market Exchange Rate or the applicable bid quotation, signed by the Chairman of the Board, the Co-Chairman of the Board, the President and Chief Executive Officer, the Vice President-Finance and Chief Financial Officer or the Treasurer of the Company.

                  "Foreign Currency" means any currency issued by the government of one or more countries other than the United States or by any recognized confederation or association of such governments.

                  "Government Obligations" means securities which are (i) direct obligations of the United States or, if specified as contemplated by Section 3.1, the government which issued the currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States or, if specified as contemplated by Section 3.1, such government which issued the foreign currency in which the Securities of a particular series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation evidenced by such depository receipt.

                  "Holder" means, with respect to a Bearer Security, a bearer thereof or of a coupon appertaining thereto and, with respect to a Registered Security, a Person in whose name a Security is registered on the Register.

                  "Indenture" means this Indenture as originally executed or as amended, waived or supplemented from time to time and shall include and incorporate by reference the forms and terms of particular series of Securities established as contemplated hereunder.

                  "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

                  "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, means interest payable after maturity and, when used with respect to any other Security, means the interest payable thereon in accordance with its terms.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Interest Protection Agreement" shall mean any interest rate swap, cap, collar or similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in interest rates.

                  "Market Exchange Rate" means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, (i) for any conversion involving a currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 3.1 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in New York City, London or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Exchange Rate Agent. Unless otherwise specified with respect to any Securities pursuant to Section 3.1, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or other principal market for such currency or currency unit in question (which may include any such bank acting as Trustee under this Indenture), or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would purchase such currency or currency unit in order to make payments in respect of such securities.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officer" means the Chairman of the Board, the Co-Chairman of the Board, the President and Chief Executive Officer, the Vice President-Finance and Chief Financial Officer, the Treasurer, the Secretary or the Assistant Secretary of the Company.

                  "Officers' Certificate", when used with respect to the Company, means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the Co-Chairman of the Board, the President and Chief Executive Officer, the Vice President-Finance and Chief Financial Officer or the Treasurer of the Company.

                  "Opinion of Counsel" means a written opinion from the general counsel of the Company or other legal counsel who is reasonably acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 5.2.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                 (i)  Securities   theretofore   cancelled  by  the  Trustee  or
         delivered to the Trustee for cancellation;

             (ii) Securities, or portions thereof, for whose payment or redemption money or Government Obligations (as provided for in Section 4.6) in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee have been made;

            (iii) Securities, except to the extent provided in Sections 4.4 and 4.5, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article 4; and

             (iv) Securities which have been replaced or paid pursuant to
         Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, and for the purpose of making the calculations required by section 313 of the Trust Indenture Act, (w) the principal amount of any Original Issue Discount Securities that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, (x) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Company as set forth in an Exchange Rate Officer's Certificate delivered to the Trustee, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (w) above) of such Security, (y) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 3.1, and
(z) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded.

Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, interest and any other payments due on any Securities on behalf of the Company.

                    "Payment Default" means a default in the payment of principal or interest on Senior Indebtedness.

                  "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Maturity thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company upon the issuance of such Securities.

                  "Person" means any individual, corporation, company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of or within any series, means the place or places where the principal of, premium, if any, interest and any other payments due on such Securities are payable as specified as contemplated by Sections 3.1 and 9.2.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Security" means any Security issued hereunder and registered as to principal and interest in the Register.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 3.1.

                 "Representative" means the trustee, agent or representative (if any) for an issue of Senior Indebtedness.


                  "Responsible Officer", when used with respect to the Trustee, shall mean any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, or any officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also shall mean, with respect to a particular corporate trust matter, any officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.


                  "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means a Security or Securities of the Company issued, authenticated and delivered under this Indenture.

                  "Senior Indebtedness" means the principal of and premium, if any, and interest on (including interest that, but for the filing of a petition initiating any proceeding pursuant to any Bankruptcy Law with respect to the Company, would accrue on such obligations, whether or not such claim is allowed in such bankruptcy proceeding) and all other monetary obligations of every kind or nature due on or in connection with any Debt of the Company (other than the Securities), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, unless, in the case of any particular Debt, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Debt shall not be senior in right of payment to the Securities or to other Debt which is pari passu with, or subordinated to, the Securities. Without limiting the generality of the foregoing, "Senior Indebtedness" shall include the Debt, interest and all other monetary obligations of any kind or nature due under (i) the Credit Agreement and (ii) the Company's 10-3/8% Senior Subordinated Notes due 2002 issued pursuant to the Indenture, dated as of March 24, 1992, between the Company and Bank of Montreal Trust Company, as trustee, as the same may be amended, waived, supplemented and otherwise modified and in effect from time to time. Notwithstanding the foregoing, Senior Indebtedness shall not include (i) Debt of the Company to a Subsidiary for money borrowed or advanced from such Subsidiary or (ii) amounts owed (except to banks and other financing institutions) for goods, materials or services purchased in the ordinary course of business.


                    "Significant Senior Indebtedness" means Senior Indebtedness incurred under the Credit Agreement.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or in a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" of any Person means any corporation, company, partnership, joint venture, association, joint-stock company, trust or other entity of which at least a majority of the outstanding voting securities having ordinary voting power for the election of directors or other governing body, or other ownership interests ordinarily constituting a majority voting interest, is owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and as in effect on the date of this Indenture, except as provided in
Section 8.3.

                  "Trustee" means the party named as such in the first paragraph of this Indenture until a successor Trustee replaces it pursuant to the applicable provisions of this Indenture, and thereafter means such successor Trustee and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

                  "United States" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 3.1, the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "U.S. Person" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 3.1, a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust, the income of which is subject to United States federal income taxation regardless of its source.

                  (b) The following terms shall have the meanings specified in the Sections referred to opposite such term below:

                  Term                        Section

         "Act"                                 1.4(a)
         "Bankruptcy Law"                      5.1
         "Component Currency"                  3.12(h)
         "Conversion Date"                     3.12(d)
         "Custodian"                           5.1
         "Defaulted Interest"                  3.7(b)
         "Election Date"                       3.12(h)
         "Event of Default"                    5.1
         "Register"                            3.5
         "Registrar"                           3.5
         "Valuation Date"                      3.12(c)

                  Section 1.2. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer or officers of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Sections 2.3, 3.3 and 9.6) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                    (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 1.3. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the

Company, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations as to such matters are erroneous.

                  Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion is based are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Section 1.4. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by (i) one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing, (ii) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article 12 or (iii) a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at such meeting. The Company and the Trustee may assume that any Act of a Holder has not been modified or revoked unless written notice to the contrary is received prior to the time that the action to which such Act relates has become effective. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 12.6.

                  (b) The fact and date of the execution by any Person of any such instrument or writing and the authority of the Person executing the same may be proved in any manner which the Trustee deems sufficient.

                  (c) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depository, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such trust company, bank, banker or other depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another such certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (ii) such Bearer Security is produced to the Trustee by some other Person, (iii) such Bearer Security is surrendered in exchange for a Registered Security or (iv) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient.

                  (d) The ownership of Registered Securities shall be proved by the Register.
                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and any coupons appertaining thereto and the Holder of every Security or coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such Act is made upon such Security or coupon.

                  (f) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  Section 1.5. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,


                    (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Trustee at its Corporate Trust Office, Attention:
          Corporate Trust Department, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 600 Madison Avenue, New York, New York 10022, Attention: Farid Suleman or at any other address previously furnished in writing to the Trustee by the Company.


                  Section 1.6. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, (i) if any of the Securities affected by such event are Registered Securities, such notice to the Holders thereof shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Register, within the time prescribed for the giving of such notice, and (ii) if any of the Securities affected by such event are Bearer Securities, notice to the Holders thereof shall be sufficiently given (unless otherwise herein or in the terms of such Bearer Securities expressly provided) if published once in an Authorized Newspaper in New York, New York, and in such other city or cities, if any, as may be specified as contemplated by Section 3.1. Such notices shall be deemed to have been given on the date of such mailing or publication.

                  In any case where notice to Holders is given by mail or by publication, neither the failure to mail or publish such notice, nor any defect in any notice so mailed or published, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or of Bearer Securities. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

                  If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. If it is impossible or, in the opinion of the Trustee, impracticable to give any notice by publication in the manner herein required, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

                  Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                    Section 1.7. Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                    Section 1.8. Successor and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successor and assigns, whether so expressed or not.

                    Section 1.9. Separability. In case any provision of this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 1.10. Benefits of Indenture. Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 1.11. Governing Law. THIS INDENTURE, THE SECURITIES AND ANY COUPONS APPERTAINING THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with the Trust Indenture Act, the Trust Indenture Act shall control. Whether or not this Indenture is required to be qualified under the Trust Indenture Act, the provisions of the Trust Indenture Act required to be included in an indenture in order for such indenture to be so qualified shall be deemed to be included in this Indenture with the same effect as if such provisions were set forth herein and any provisions hereof which may not be included in an indenture which is so qualified shall be deemed to be deleted or modified to the extent such provisions would be required to be deleted or modified in an indenture so qualified.

                  Section 1.12. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security or coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal, premium, if any, or interest need not be made at such

Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such date; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be, if such amount is so paid on the next succeeding Business Day.


                                   ARTICLE 2

                                 Security Forms

                  Section 2.1. Forms Generally. The Securities of each series and the coupons, if any, to be attached thereto shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities and coupons, if any, as evidenced by their execution of the Securities and coupons, if any. If temporary Securities of any series are issued as permitted by Section 3.4, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities and coupons, if any, of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or coupons, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

                  Unless otherwise specified as contemplated by Section 3.1, Bearer Securities shall have interest coupons attached.

                  The definitive Securities and coupons, if any, may be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and coupons, if any, as evidenced by their execution of such Securities and coupons, if any.

                    Section 2.2. Form of Trustee's Certificate of
Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Securities of the series described in the within-mentioned Indenture.


                                            Bank of Montreal Trust Company,
                                              as Trustee


                                            By____________________________
                                                     Authorized Signatory

                  Section 2.3. Securities in Global Form. If Securities of or within a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate or specified amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.3 or 3.4. Subject to the provisions of
Section 3.3 and, if applicable, Section 3.4, the Trustee shall deliver and redeliver any security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.2 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel.

                  The provisions of the last paragraph of Section 3.3 shall apply to any Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.2 hereof and need not be accompanied by an Officers' Certificate or an Opinion of

Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last paragraph of Section 3.3.

                  Notwithstanding the provisions of Section 2.1 and 3.7, unless otherwise specified as contemplated by Section 3.1, payment of principal of, premium, if any, and interest on any Registered Security in permanent global form shall be made to the registered holder thereof.

                  Section 2.4. Form of Legend for Securities in Global Form. Any Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form or in such other form as may be specified in accordance with Section 3.1:

                  "THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY."


                                   ARTICLE 3

                                 The Securities

                    Section 3.1. Amount Unlimited; Issuable in Series. (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

                  (b) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth, or determined in the manner provided, in an Officers' Certificate or
(iii) in one or more indentures supplemental hereto:

                 (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
         Section 3.4, 3.5, 3.6, 8.6 or 10.7 or any Securities that, pursuant to
         Section 3.3, are deemed never to have been authenticated and delivered hereunder);

                    (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method of determination thereof;

                  (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, the right, if any, of the Company to defer or extend an Interest Payment Date and, with respect to Registered Securities, the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                  (5) the place or places where the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and where notices to Holders pursuant to Section 1.6 will be published;

                  (6) the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 10.3, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

                  (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any integral multiple thereof, if Registered Securities, and if other than denominations of $5,000 and any integral multiple thereof, if Bearer Securities, the denominations in which Securities of the series shall be issuable;

                  (9) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated, and the particular provisions applicable thereto in accordance with, in addition to, or in lieu of the provisions of Section 3.12;

                  (10) if the payments of principal of, premium, if any, or interest, if any, on the Securities of the series are to be made, at the election of the Company or a Holder, in a currency or currencies (including currency unit or units) other than that in which such Securities are denominated or designated to be payable, the currency or currencies (including currency unit or units) in which such payments are to be made, the terms and conditions of such payments and the manner in which the exchange rate with respect to such payments shall be determined, and the particular provisions applicable thereto in accordance with, in addition to, or in lieu of the provisions of
         Section 3.12;

                  (11) if the amount of payments of principal of, premium, if any, and interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency unit or units) other than that in which the Securities of the series are denominated or designated to be payable), the index, formula or other method by which such amounts shall be determined and any special voting or defeasance provisions in connection therewith;

                  (12) if other than the principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section
         5.2 or the method by which such portion shall be determined;

                  (13) if other than as provided in Section 3.7, the Person to whom any interest on any Registered Security of the series shall be payable and the manner in which, or the Person to whom, any interest on any Bearer Securities of the series shall be payable;

                    (14) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                  (15) any deletions from, modifications of or additions to the Events of Default set forth in Section 5.1 or covenants of the Company set forth in Article 9 pertaining to the Securities of the series;

                  (16) under what circumstances, if any, and with what procedures and documentation the Company will pay additional amounts on the Securities and coupons, if any, of that series held by a Person who is not a U.S. Person (including any modification of the definition of such term) in respect of taxes, assessments or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

                  (17) whether Securities of the series shall be issuable as Registered Securities or Bearer Securities (with or without interest coupons), or both, and any restrictions applicable to the offering, sale, transfer or delivery of Bearer Securities and, if other than as provided in Section 3.5, the terms upon which Bearer Securities of a series may be exchanged for Registered Securities of the same series and vice versa;

                  (18) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                   (19) the forms of the Securities and coupons, if any, of the series;
                  (20) the applicability, if any, to the Securities and coupons, if any, of or within the series of Sections 4.4 and 4.5, or such other means of defeasance or covenant defeasance as may be specified for the Securities and coupons, if any, of such series, and whether, for the purpose of such defeasance or covenant defeasance, the term "Government Obligations" shall include obligations referred to in the definition of such term which are not obligations of the United States or an agency or instrumentality of the United States;

                   (21) if other than the Trustee, the identity of the Registrar and any Paying Agent;

                   (22) the designation of the initial Exchange Rate Agent, if any;

                  (23) if the Securities of the series shall be issued in whole or in part in global form, (i) the Depositary for such global Securities, (ii) whether beneficial owners of interests in any Securities of the series in global form may exchange such interests for certificated Securities of such series and of like tenor of any authorized form and denomination, and (iii) if other than as provided in Section 3.5, the circumstances under which any such exchange may occur;

                  (24)     the designation of the initial Depositary;

                   (25) any restrictions on the registration, transfer or exchange of the Securities;

                  (26) if the Securities of the series may be issued or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any installment of principal or interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions;

                  (27) the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are Outstanding or not; and

                  (28) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable (as determined by the Company) in connection with the marketing of Securities of the series.

                  (c) All Securities of any one series and coupons, if any, appertaining thereto shall be substantially identical except as to denomination and except as may otherwise be provided (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth, or determined in the manner provided, in the related Officers' Certificate or (iii) in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

                  (d) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

                  Section 3.2. Denominations. Unless otherwise provided as contemplated by Section 3.1, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of a series shall be issuable in the denomination of $5,000 and any integral multiple thereof.

                  Section 3.3. Execution, Authentication, Delivery and Dating. Securities shall be executed on behalf of the Company by two Officers. The Company's seal shall be reproduced on the Securities. The signatures of any of these officers on the Securities may be manual or facsimile. The coupons, if any, of Bearer Securities shall bear the facsimile signature of two Officers.

                  Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to be Officers prior to the authentication and delivery of such Securities or were not Officers at the date of such Securities.

                  At any time and from time to time, the Company may deliver Securities, together with any coupons appertaining thereto, of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, in the case of Securities of a series offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

                  If the form or terms of the Securities of a series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to sections 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (1) if the forms of such Securities and any coupons have been established by or pursuant to a Board Resolution as permitted by
         Section 2.1, that such forms have been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities and any coupons have been established by or pursuant to a Board Resolution as permitted by
         Section 3.1, that such terms have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject in the case of Securities offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

                  (3) that such Securities together with any coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Securities denominated other than in Dollars (or a Foreign Currency or currency unit judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or currency units or payments outside the United States.

Notwithstanding that such form or terms have been so established, the Trustee shall have the right to decline to authenticate such Securities if, in the opinion of the Trustee (after consultation with counsel), the issue of such Securities pursuant to this Indenture will materially adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise. Notwithstanding the generality of the foregoing, the Trustee will not be required to authenticate Securities denominated in a Foreign Currency if the Trustee reasonably believes that it would be unable to perform its duties with respect to such Securities.

                  Notwithstanding the provisions of Section 3.1 and of the two preceding paragraphs, if all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to the two preceding paragraphs in connection with the authentication of each Security of such series if such documents, with appropriate modifications to cover such future issuances, are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 2.1 and 3.1 and this Section, as applicable, in connection with the first authentication of Securities of such series.

                  If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Security or Securities in global form, (ii) shall be registered, if a Registered Security, in the name of the Depositary for such Security or Securities in global form or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear the legend set forth in Section 2.4.

                  Each Depositary designated pursuant to Section 3.1 for a Registered Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation. If requested by the Company, the Trustee shall enter into an agreement with a Depositary governing the respective duties and rights of such Depositary and the Trustee with regard to Securities issued in global form.

                  Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by Section 3.1.

                  No Security or coupon appertaining thereto shall be entitled to any benefits under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of one of the authorized signatories of the Trustee or an Authenticating Agent and no coupon shall be valid until the Security to which it appertains has been so authenticated. Such signature upon any Security shall be conclusive evidence, and the only evidence, that such

Security has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture. Except as permitted by Section 3.6 or 3.7, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

                  Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.2 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

                  Section 3.4. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute and, upon Company Order, the Trustee shall authenticate and deliver temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form, with or without coupons, of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities and coupons, if any. In the case of Securities of any series, such temporary Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

                  Except in the case of temporary Securities in global form, each of which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company pursuant to Section 9.2 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that no definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless the Trustee shall have received from the Person entitled to receive the definitive Bearer Security a certificate substantially in the form approved in or pursuant to the Board Resolutions relating thereto and such delivery shall occur only outside the United States. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series except as otherwise specified as contemplated by Section 3.1.

                  Section 3.5. Registration, Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency to be maintained by the Company in accordance with Section 9.2 in a Place of Payment a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee is hereby initially appointed "Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

                  Upon surrender for registration of transfer of any Registered Security of any series at the office or agency maintained pursuant to Section
9.2 in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions.

                  Bearer Securities (except for any temporary global Bearer Securities) or any coupons appertaining thereto (except for coupons attached to any temporary global Bearer Security) shall be transferable by delivery.

                  At the option of the Holder, Registered Securities of any series (except a Registered Security in global form) may be exchanged for other Registered Securities of the same series, of any authorized denominations, of a like aggregate principal amount and containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified as contemplated by Section 3.1, Bearer Securities may not be issued in exchange for Registered Securities.

                  Unless otherwise specified as contemplated by Section 3.1, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities (if the Securities of such series are issuable in registered form) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination and such exchanges are permitted by such series) of the same series, of any authorized denominations, of like tenor and aggregate principal amount and containing identical terms and conditions, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 9.2, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case any Bearer

Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such coupon is so surrendered with such Bearer Security, such coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon, when due in accordance with the provisions of this Indenture.

                  Notwithstanding anything herein to the contrary, the exchange of Bearer Securities for Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange. Neither the Company, the Trustee nor the Registrar shall exchange any Bearer Securities for Registered Securities if it has received an Opinion of Counsel that as a result of such exchange the Company would suffer adverse consequences under the United States Federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges thereafter, unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Registrar.

                  Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.3, the

Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company prior to the resignation of the Depositary and, in any event, within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 3.1(b)(24) shall no longer be effective with respect to the Securities of such series and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

                  The Company may at any time in its sole discretion determine that Securities issued in global form shall no longer be represented by such a Security or Securities in global form. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

                  If specified by the Company pursuant to Section 3.1 with respect to a series of Securities, the Depositary for such series may surrender a Security in global form of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

                  (i) to each Person specified by such Depositary a new certificated Security or Securities of the same series of like tenor, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form; and

             (ii) to such Depositary a new Security in global form of like tenor in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of certificated Securities delivered to Holders thereof.

                  Upon the exchange of a Security in global form for Securities in certificated form, such Security in global form shall be cancelled by the Trustee. Unless expressly provided with respect to the Securities of any series that such Security may be exchanged for Bearer Securities, Securities in certificated form issued in exchange for a Security in global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

                  Whenever any Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or upon any exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 3.4 or 10.7 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of, or exchange any Securities for a period beginning at the opening of business 15 days before any selection for redemption of Securities of like tenor and of the series of which such Security is a part and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities of like tenor and of such series to be redeemed; (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part; or (iii) to exchange any Bearer Security so selected for redemption, except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously surrendered for redemption.

                  The foregoing provisions relating to registration, transfer and exchange may be modified, supplemented or superseded with respect to any series of Securities by a Board Resolution or in one or more indentures supplemental hereto.

                  Section 3.6. Replacement Securities. If a mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver a replacement Registered Security, if such surrendered Security was a Registered Security, or a replacement Bearer Security with coupons corresponding to the coupons appertaining to the surrendered Security, if such surrendered Security was a Bearer Security, of the same series and date of maturity.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Security with a destroyed, lost or stolen coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a replacement Registered Security, if such Holder's claim appertains to a Registered Security, or a replacement Bearer Security with coupons corresponding to the coupons appertaining to the destroyed, lost or stolen Bearer Security or the Bearer Security to which such lost, destroyed or stolen coupon appertains, if such Holder's claim appertains to a Bearer Security, of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding with coupons corresponding to the coupons, if any, appertaining to the destroyed, lost or stolen Security.

                  In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or coupon, pay such Security or coupon; provided, however, that payment of principal of and any premium or interest on Bearer Securities shall, except as otherwise provided in Section 9.2, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.1, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, its agents and counsel) connected therewith.

                  Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupon, if any, or the destroyed, lost or stolen coupon, shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

                  Section 3.7. Payment of Interest; Interest Rights Preserved.
(a) Unless otherwise provided as contemplated by Section 3.1, interest, if any, on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency maintained for such purpose pursuant to Section 9.2; provided, however, that at the option of the Company, interest on any series of Registered Securities that bear interest may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register of Holders of Securities of such series or (ii) at the expense of the Company, by wire transfer to an account maintained by the Person entitled thereto as specified in the Register of Holders of Securities of such series.

                  Unless otherwise provided as contemplated by Section 3.1, (i) interest, if any, on Bearer Securities shall be paid only against presentation and surrender of the coupons for such interest installments as are evidenced thereby as they mature and (ii) original issue discount, if any, on Bearer Securities shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside the United States, unless the Company shall have otherwise instructed the Trustee in writing, provided that any such instruction for payment in the United States does not cause any Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations. The interest, if any, on any temporary Bearer Security shall be paid, as to any installment of interest evidenced by a coupon attached thereto only upon presentation and surrender of such coupon and, as to other installments of interest, only upon presentation of such Security for notation thereon of the payment of such interest. If at the time a payment of principal of or interest, if any, on a Bearer Security or coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in Dollars, then the Company may instruct the Trustee in writing to make such payments at a Paying Agent located in the United States, provided that provision for such payment in the United States would not cause such Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations.

                  (b) Unless otherwise provided as contemplated by Section 3.1, any interest on Registered Securities of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holders on the relevant Regular Record Date by virtue of their having been such Holders, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of such Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Registered Securities at his address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of such Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2), such manner of payment shall be deemed practicable by the Trustee.

                  (c) Subject to the foregoing provisions of this Section and
Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Section 3.8. Persons Deemed Owners. Prior to due presentment of any Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Security in global form.

                  Section 3.9. Cancellation. The Company at any time may deliver Securities and coupons to the Trustee for cancellation. The Registrar and any Paying Agent shall forward to the Trustee any Securities and coupons surrendered to them for replacement, for redemption, for registration of transfer, for exchange or payment or for credit against any sinking fund payment. The Trustee shall cancel all Securities and coupons surrendered for replacement, for redemption, for registration of transfer, or for exchange, payment, credit against any sinking fund payment or cancellation and shall destroy cancelled Securities and coupons and, at the request of the Company, shall issue a certificate of destruction to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

                  Section 3.10. Computation of Interest. Except as otherwise specified as contemplated by Section 3.1, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                  Section 3.11. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, in such case, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                  Section 3.12. Currency and Manner of Payment in Respect of Securities. (a) Unless otherwise specified with respect to any Securities pursuant to Section 3.1, with respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, and with respect to Bearer Securities of any series, except as provided in paragraph (d) below, payment of the principal of, premium, if any, and interest, if any, on any Registered or Bearer Security of such series will be made in the currency or currencies or currency unit or units in which such Registered Security or Bearer Security, as the case may be, is payable. The provisions of this Section 3.12 may be modified or superseded pursuant to Section 3.1 with respect to any Securities.

                  (b) It may be provided pursuant to Section 3.1, with respect to Registered Securities of any series, that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of, premium, if any, or interest, if any, on such Registered Securities in any of the currencies or currency units which may be designated for such election by delivering to the Trustee (or the applicable Paying Agent) a written election with signature guarantees and in the applicable form established pursuant to
Section 3.1, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such currency or currency unit, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (or any applicable Paying Agent) for such series of Registered Securities (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date, and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or with respect to which the Company has deposited funds pursuant to Article 4 or with respect to which a notice of redemption has been given by or on behalf of the Company). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee (or any applicable Paying Agent) not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant currency or currency unit as provided in
Section 3.12(a). The Trustee (or the applicable Paying Agent) shall notify the

Exchange Rate Agent as soon as practicable after the Election Date of the aggregate principal amount of Registered Securities for which Holders have made such written election.

                  (c) If the election referred to in paragraph (b) above has been provided for with respect to any Registered Securities of a series pursuant to Section 3.1, then, unless otherwise specified pursuant to Section 3.1 with respect to any such Registered Securities, not later than the fourth Business Day after the Election Date for each payment date for such Registered Securities, the Exchange Rate Agent will deliver to the Company a written notice specifying, in the currency or currencies or currency unit or units in which Registered Securities of such series are payable, the respective aggregate amounts of principal of, premium, if any, and interest, if any, on such Registered Securities to be paid on such payment date, and specifying the amounts in such currency or currencies or currency unit or units so payable in respect of such Registered Securities as to which the Holders of Registered Securities denominated in any currency or currencies or currency unit or units shall have elected to be paid in another currency or currency unit as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for with respect to any Registered Securities of a series pursuant to Section 3.1, and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 3.1, on the second Business Day preceding such payment date the Company will deliver to the Trustee (or the applicable Paying Agent) an Exchange Rate Officers' Certificate in respect of the Dollar, Foreign Currency or Currencies, ECU or other currency unit payments to be made on such payment date. Unless otherwise specified pursuant to Section 3.1, the Dollar, Foreign Currency or Currencies, ECU or other currency unit amount receivable by Holders of Registered Securities who have elected payment in a currency or currency unit as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the second Business Day (the "Valuation Date") immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.

                  (d) If a Conversion Event occurs with respect to a Foreign Currency, ECU or any other currency unit in which any of the Securities are denominated or payable otherwise than pursuant to an election provided for pursuant to paragraph (b) above, then, with respect to each date for the payment of principal of, premium, if any, and interest, if any, on the applicable

Securities denominated or payable in such Foreign Currency, ECU or such other currency unit occurring after the last date on which such Foreign Currency, ECU or such other currency unit was used (the "Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date (but such Foreign Currency, ECU or such other currency unit that was previously the currency of payment shall, at the Company's election, resume being the currency of payment on the first such payment date preceded by 15 Business Days during which the circumstances which gave rise to the Dollar becoming such currency no longer prevail). Unless otherwise specified pursuant to Section 3.1, the Dollar amount to be paid by the Company to the Trustee or any applicable Paying Agent and by the Trustee or any applicable Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign Currency other than a currency unit, the Dollar Equivalent of the Foreign Currency or, in the case of a Foreign Currency that is a currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Exchange Rate Agent in the manner provided in paragraph (f) or (g) below.

                  (e) Unless otherwise specified pursuant to Section 3.1, if the Holder of a Registered Security denominated in any currency or currency unit shall have elected to be paid in another currency or currency unit or in other currencies as provided in paragraph (b) above, and (i) a Conversion Event occurs with respect to any such elected currency or currency unit, such Holder shall receive payment in the currency or currency unit in which payment would have been made in the absence of such election and (ii) if a Conversion Event occurs with respect to the currency or currency unit in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) of this Section 3.12 (but, subject to any contravening valid election pursuant to paragraph (b) above, the elected payment currency or currency unit, in the case of the circumstances described in clause
(i) above, or the payment currency or currency unit in the absence of such election, in the case of the circumstances described in clause (ii) above, shall, at the Company's election, resume being the currency or currency unit of payment with respect to Holders who have so elected, but only with respect to payments on payment dates preceded by 15 Business Days during which the circumstances which gave rise to such currency or currency unit, in the case of the circumstances described in clause (i) above, or the Dollar, in the case of the circumstances described in clause (ii) above, as applicable, becoming the currency or currency unit of payment, no longer prevail).

                  (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by the Exchange Rate Agent by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

                  (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent and, subject to the provisions of paragraph (h) below, shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency (as each such term is defined in paragraph (h) below) into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

                  (h) For purposes of this Section 3.12 the following terms shall have the following meanings:

                  A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, ECU.

                  "Election Date" shall mean the Regular Record Date for the applicable series of Registered Securities as specified pursuant to Section 3.1 by which the written election referred to in Section 3.12(b) may be made.

                  A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which such Component Currency represented in the relevant currency unit, including, but not limited to, ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified

Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, including, but not limited to, ECU, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

                  All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee (and any applicable Paying Agent) and all Holders of Securities denominated or payable in the relevant currency, currencies or currency units. The Exchange Rate Agent shall promptly give written notice to the Company and the Trustee of any such decision or determination.

                  In the event that the Company determines in good faith that a Conversion Event has occurred with respect to a Foreign Currency, the Company will promptly give written notice thereof to the Trustee (or any applicable Paying Agent) and to the Exchange Rate Agent (and the Trustee (or such Paying Agent) will promptly thereafter give notice in the manner provided in Section
1.6 to the affected Holders) specifying the Conversion Date. In the event the Company so determines that a Conversion Event has occurred with respect to ECU or any other currency unit in which Securities are denominated or payable, the Company will promptly give written notice thereof to the Trustee (or any applicable Paying Agent) and to the Exchange Rate Agent (and the Trustee (or such Paying Agent)) will promptly thereafter give notice in the manner provided in Section 1.6 to the affected Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event the Company determines in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Company will similarly give written notice to the Trustee (or any applicable Paying Agent) and to the Exchange Rate Agent.

                  The Trustee of the appropriate series of Securities shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent and shall have no duty or obligation to determine the accuracy or validity of such information.

                  Section 3.13. Appointment and Resignation of Exchange Rate Agent. (a) Unless otherwise specified pursuant to Section 3.1, if and so long as the Securities of any series (i) are denominated in a currency other than Dollars or (ii) may be payable in a currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Company will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 3.12 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued currency or currencies or currency unit or units into the applicable payment currency or currency unit for the payment of principal, premium, if any, and interest, if any, pursuant to Section 3.12.

                  (b) No resignation of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Company and the Trustee of the appropriate series of Securities accepting such appointment executed by the successor Exchange Rate Agent.

                  (c) If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agency for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to Section 3.1, at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Company on the same date and that are initially denominated and/or payable in the same currency or currencies or currency unit or units).


                                   ARTICLE 4

                     Satisfaction, Discharge and Defeasance

                  Section 4.1. Termination of Company's Obligations Under the Indenture. (a) This Indenture shall upon a Company Request cease to be of further effect with respect to Securities of or within any series and any coupons appertaining thereto (except as to (i) rights of registration, transfer or exchange of such Securities, (ii) rights of replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for,
(iii) rights of holders of Securities to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and rights of the Holders to receive mandatory sinking fund payments, if any, (iv) rights, obligations, duties and immunities of the Trustee hereunder, (v) any rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vi) the obligations of the Company under
Section 9.2) and the Trustee, upon payment of all amounts due it under Section 6.9, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities and any coupons appertaining thereto when

                  (1)  either

                           (A) all such Securities previously authenticated and
                  delivered and all coupons appertaining thereto (other than (i) such coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in Section 3.5, (ii) such Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (iii) such coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in Section 10.6 and (iv) such Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 9.3) have been delivered to the Trustee for cancellation; or

                           (B) all Securities of such series and, in the case of
                  (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                                (i)  have become due and payable, or

                               (ii) will become due and payable at their Stated
                           Maturity within one year, or

                              (iii) are to be called for redemption within one
                           year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies or currency unit or units in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Company to the Trustee and any predecessor Trustee under Section 6.9, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 9.3 shall survive.

                  Section 4.2. Application of Trust Funds. Subject to the provisions of the last paragraph of Section 9.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons appertaining thereto, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

                  Section 4.3. Applicability of Defeasance Provisions; Company's Option to Effect Defeasance or Covenant Defeasance. If pursuant to Section 3.1 provision is made for either or both of (i) defeasance of the Securities of or within a series under Section 4.4 or (ii) covenant defeasance of the Securities of or within a series under Section 4.5, then the provisions of such Section or Sections, as the case may be, together with the provisions of Sections 4.6 through 4.9 inclusive, with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any Securities, shall be applicable to such Securities and any coupons appertaining thereto, and the Company may at its option by or pursuant to Board Resolution, at any time, with respect to such Securities and any coupons appertaining thereto, elect to have Section 4.4 (if applicable) or Section 4.5 (if applicable) be applied to such Outstanding Securities and any coupons appertaining thereto upon compliance with the conditions set forth below in this Article.

                  Section 4.4. Defeasance and Discharge. Upon the Company's exercise of the option specified in Section 4.3 applicable to this Section with respect to the Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 4.6 are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and any coupons appertaining thereto which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.7 and the other Sections of this Indenture referred to in clause (ii) of this Section, and to have satisfied all its other obligations under such Securities and any coupons appertaining thereto and this Indenture insofar as such Securities and any coupons appertaining thereto are concerned (and the Trustee, upon payment of all amounts due it under Section 6.9, at the expense of the Company, shall on a Company Order execute proper instruments acknowledging the same), except the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Securities and any coupons appertaining thereto to receive, solely from the trust funds described in Section 4.6(a) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest, if any, on such Securities or any coupons appertaining thereto when such payments are due; (ii) the Company's obligations with respect to such Securities under Sections 3.5, 3.6, 9.2 and 9.3 and with respect to the payment of additional amounts, if any, payable with respect to such Securities as specified pursuant to Section 3.1(b)(16); (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Article 4. Subject to compliance with this Article 4, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 4.5 with respect to such Securities and any coupons appertaining thereto. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

                  Section 4.5. Covenant Defeasance. Upon the Company's exercise of the option specified in Section 4.3 applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 7.1 and 9.4 and, if specified pursuant to Section 3.1, its obligations under any other covenant, with respect to such Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 4.6 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 7.1 and 9.4 or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with


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

respect to such Securities and any coupons appertaining thereto, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1(3) or 5.1(6) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any coupons appertaining thereto shall be unaffected thereby.

                 Section 4.6. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of Section 4.4 or Section
4.5 to any Securities of or within a series and any coupons appertaining thereto:
                  (a) The Company shall have deposited or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of Section 6.12 who shall agree to comply with, and shall be entitled to the benefits of, the provisions of Sections 4.3 through
         4.9 inclusive and the last paragraph of Section 9.3 applicable to the Trustee, for purposes of such Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to in clauses
         (x) and (y) of this Section 4.6(a), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto, with written instructions to the Trustee as to the application thereof, (A) money in an amount (in such currency, currencies or currency unit or units in which such Securities and any coupons appertaining thereto are then specified as payable at Maturity), or (B) if Securities of such series are not subject to repayment at the option of Holders, Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment referred to in clause
         (x) or (y) of this Section 4.6(a), money in an amount or (C) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (x) the principal of, premium, if any, and interest, if any, on such Securities and any coupons appertaining thereto on the Maturity of such principal or installment of principal or interest and
         (y) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities and any coupons appertaining thereto. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article 10 which shall be given effect in applying the foregoing.

                  (b) No Default or Event of Default with respect to the Securities of that series shall have occurred or be continuing on the date of such a deposit or shall occur as a result of such a deposit or, insofar as Sections 5.1(4) and (5) are concerned, shall occur at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (c) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other material agreement or instru-ment to which the Company is a party or by which it is bound.

                  (d) In the case of an election under Section 4.4, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

             (e) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under
         Section 4.4 or 4.5, as the case may be, will not result in any of the Company, the Trustee or the trust created by the Company's deposit hereunder becoming or being deemed to be an "investment company" under the Investment Company Act of 1940, as amended.

                (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 4.4 or the covenant defeasance under Section 4.5 (as the case may be) have been complied with.

                  (g) Such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith as contemplated by Section 3.1.

                  (h) At the time of such deposit: (A) no Default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness shall have occurred and be continuing or (B) no other Event of Default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either clause (A) or clause (B) above, each such Default or Event of Default shall have been cured or waived or shall have ceased to exist.

                  Section 4.7. Deposited Money and Government Obligations to Be Held in Trust. Subject to the provisions of the last paragraph of Section 9.3, all money and Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.6 in respect of any Securities of any series and any coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any coupons appertaining thereto of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

                  Unless otherwise specified with respect to any Security pursuant to Section 3.1, if, after a deposit referred to in Section 4.6(a) has been made, (i) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.12(b) or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 4.6(a) has been made in respect of such Security, or (ii) a Conversion Event occurs as contemplated in Section 3.12(d) or 3.12(e) or by the terms of any Security in respect of which the deposit pursuant to Section 4.6(a) has been made, the indebtedness represented by such Security and any coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of, premium, if any, and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election or Conversion Event based on the applicable Market Exchange Rate for such currency or currency unit in effect on the second Business Day prior to each payment date, or, with respect to a Conversion Event, for such currency or currency unit in effect (as nearly as feasible) at the time of the Conversion Event.

                   Section 4.8. Repayment to Company. The Trustee (and any Paying Agent) shall promptly pay to the Company upon Company Request any excess money or securities held by them at any time.

                  Section 4.9. Indemnity for Government Obligations. The Company shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to this Article or the principal and interest and any other amount received on such Government Obligations.

                                   ARTICLE 5

                             Defaults and Remedies

                  Section 5.1. Events of Default. An "Event of Default" occurs with respect to the Securities of any series if (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) the Company defaults in the payment of interest on any Security of that series or any coupon appertaining thereto or any additional amount payable with respect to any Security of that series as specified pursuant to Section 3.1(b)(16) when the same becomes due and payable and such default continues for a period of 30 days;

                  (2) the Company defaults in the payment of any installment of the principal of or any premium on any Security of that series when the same becomes due and payable, whether at its Maturity or on redemption or otherwise, or in the payment of a mandatory sinking fund payment when and as due by the terms of the Securities of that series;

                  (3) the Company fails to comply in any material respect with any of its agreements or covenants in, or any of the provisions of, this Indenture with respect to any Security of that series (other than an agreement, covenant or provision for which non-compliance is elsewhere in this Section specifically dealt with), and such non-compliance continues for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of the series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (4) the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; or (D) makes a general assignment for the benefit of its creditors;

                  (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company and the order or decree remains unstayed and in effect for 60 days; or

                   (6) there occurs any other Event of Default provided as contemplated by Section 3.1 with respect to Securities of that series.

                  The term "Bankruptcy Law" means any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian, sequestrator or similar official under any Bankruptcy Law.

                  Section 5.2. Acceleration; Rescission and Annulment. If an Event of Default with respect to the Securities of any series at the time Outstanding occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of all of the Outstanding Securities of that series, by written notice to the Company (and, if given by the Holders, to the Trustee), may declare the principal (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of and accrued interest, if any, on all the Securities of that series to be due and payable and upon any such declaration such principal (or, in the case of Original Issue Discount Securities or Indexed Securities, such specified amount) and interest, if any, shall be immediately due and payable, provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article 13.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgement or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Trustee, may rescind and annul such declaration and its consequences if all existing Defaults and Events of Default with respect to Securities of that


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

series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.7. No such rescission shall affect any subsequent default or impair any right consequent thereon.

                   Section 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

                  (1) default is made in the payment of any interest on any Security or coupon, if any, when such interest becomes due and payable and such default continues for a period of 30 days, or

                 (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities or coupons, if any, the whole amount then due and payable on such Securities for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium, if any, and on any overdue interest, at the rate or rates prescribed therefor in such Securities or coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including all amounts due the Trustee, its agents and counsel under Section 6.9.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy.

                  Section 5.4. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the

Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.9.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder of a Security or coupon thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  Section 5.5. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto.

                  Section 5.6. Delay or Omission Not Waiver. No delay or omission by the Trustee or any Holder of any Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default.

                  Section 5.7. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of Outstanding Securities of any series by written notice to the Trustee may waive on behalf of the Holders of all Securities of such series and any coupons appertaining thereto a past Default or Event of Default with respect to that series and its consequences except (i) a Default or Event of Default in the payment of the principal of,


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

premium, if any, or interest on any Security of such series or any coupon appertaining thereto or (ii) in respect of a covenant or provision hereof which pursuant to Section 8.2 cannot be amended or modified without the consent of the Holder of each Outstanding Security of such series adversely affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 5.8. Control by Majority. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected (with each such series voting as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to Securities of that series; provided, however, that (i) the Trustee may refuse to follow any direction that conflicts with law or this Indenture,
(ii) the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities of such series not consenting, or that would in the good faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability without adequate indemnity having been offered therefor and (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Section 5.9. Limitation on Suits by Holders. No Holder of any Security of any series or any coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) the Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

                  (4) the Trustee for 60 days after its receipt of such notice, request and the offer of indemnity has failed to institute any such proceedings; and

                  (5) during such 60-day period, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series have not given to the Trustee a direction inconsistent with such written request.

                  No one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                  Section 5.10. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, but subject to Section 9.2, the right of any Holder of a Security or coupon to receive payment of principal of, premium, if any, and, subject to Sections 3.5 and 3.7, interest on the Security, on or after the respective due dates expressed in the Security (or, in case of redemption, on the redemption dates), the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  Section 5.11. Application of Money Collected. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and coupons, if any, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First:  to the Trustee for amounts due under Section 6.9;

                  Second: to Holders of Securities and coupons in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

                  Third:  to the Company.

                  The Holders of each series of Securities denominated in ECU, any other currency unit or a Foreign Currency and any matured coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the Exchange Rate Agent by converting the principal amount Outstanding of such series of Securities and matured but unpaid interest on such series of Securities in the currency in which such series of Securities is denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of Maturity of the Securities.

                  The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 5.11. At least 15 days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

                  Section 5.12. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  Section 5.13. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.14. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.


                                   ARTICLE 6

                                  The Trustee

                 Section 6.1. Certain Duties and Responsibilities of the Trustee. (a) Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by Section 315(a) of the Trust Indenture Act.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                 Section 6.2. Rights of Trustee. Subject to the provisions of the Trust Indenture Act:

                  (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security, together with any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 3.3, which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

                  (c) Before the Trustee acts or refrains from acting, it may consult with counsel or require an Officers' Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on a Board Resolution, the advice of counsel acceptable to the Trustee, a certificate of an Officer or Officers delivered pursuant to Section 1.2, an Officers' Certificate or an Opinion of Counsel.

                  (d) The Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

                  (e) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

                  (f) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity deemed satisfactory by the Trustee against such risk or liability is not reasonably assured to it.

                  Section 6.3. Trustee May Hold Securities. The Trustee, any Paying Agent, any Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company, an Affiliate or Subsidiary with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

                  Section 6.4. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing with the Company.

                  Section 6.5. Trustee's Disclaimer. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or any coupon. The Trustee shall not be accountable for the Company's use of the proceeds from the Securities or for monies paid over to the Company pursuant to the Indenture.

                  Section 6.6. Notice of Defaults. If a Default occurs and is continuing with respect to the Securities of any series and if it is known to the Trustee, the Trustee shall, within 90 days after the Default occurs, transmit by mail, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of all Defaults known to it unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of principal (and premium, if any) or interest on the Securities of any series, the Trustee may withhold the notice if and so long as a Responsible Officer in good faith determines that withholding such notice is in the interests of Holders of Securities of that series.

                  Section 6.7. Reports by Trustee to Holders. Within 60 days after each May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act a brief report dated as of such May 15 if required by and in compliance with Section 313(a) of the Trust Indenture Act.

                  Section 6.8. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of each series. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require, containing all the information in the possession or control of the Registrar, the Company or any of its Paying Agents other than the Trustee as to the names and addresses of


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

Holders of Securities of each such series. If there are Bearer Securities of any series Outstanding, even if the Trustee is the Registrar, the Company shall furnish to the Trustee such a list containing such information with respect to Holders of such Bearer Securities only. Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


                  Section 6.9. Compensation and Indemnity. (a) The Company shall pay to the Trustee from time to time reasonable compensation for its services and its counsel. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable fees and out-of-pocket expenses incurred by it and its counsel in connection with the performance of its duties under this Indenture, including those arising in connection with the performance of its duties arising as a result of an Event of Default in Section 5.1, except any such expense as may be attributable to its negligence or bad faith. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.


                  (b) The Company shall indemnify the Trustee for, and hold it harmless against, any loss or liability, damage, claim or reasonable expense including taxes (other than taxes based upon or determined or measured by the income of the Trustee) incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed.

                  (c) The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

                  (d) To secure the payment obligations of the Company pursuant to this Section, the Trustee shall have a lien prior to the Securities of any


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

series on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, and interest on particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(4) or Section 5.1(5), the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of this Indenture.

                 Section 6.10. Replacement of Trustee. (a) The resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in Section 6.11.

                  (b) The Trustee may resign at any time with respect to the Securities of any series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may remove the Trustee with respect to that series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the Company's consent.

                  (d)  If at any time:

                  (1) the Trustee fails to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.12 hereunder or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

                  (3) the Trustee becomes incapable of acting, is adjudged a bankrupt or an insolvent or a receiver or public officer takes charge of the Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to Securities of one or more series, the Company, by or pursuant to Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation or removal, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any

Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  Section 6.11. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee, without further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all amounts due it under Section 6.9, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein such successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such


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

Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall, upon payment of all amounts due it under Section 6.9, duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

                  (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office. If the Company fails to give such notice within thirty days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.


                  Section 6.12. Eligibility; Disqualification. (a) There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act, shall be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States or of any State thereof or the District of Columbia and shall have (together with its direct parent) a combined capital and surplus of at least $50,000,000. If such company or corporation publishes reports of condition at least annually, pursuant to law or the requirements of

Federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such company or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Article.

                  (b) If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture and the Company shall take prompt action to have a successor Trustee appointed in the manner provided herein. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to the last paragraph of Section 310(b) of the Trust Indenture Act or any equivalent successor provision.

                  Section 6.13. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  Section 6.14. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue, exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and, except as may otherwise be provided pursuant to
Section 3.1, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States or of any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such


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

a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner set forth in Section 1.6, at the expense of the Company, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

                  This is one of the Securities of the series described in the within-mentioned Indenture.


                                             ______________________________,
                                              as Trustee

                                           By_______________________,as
                                              Authenticating Agent


                                           By______________________________
                                              Authorized Signatory



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



                                   ARTICLE 7

                  Consolidation, Merger or Sale by the Company

                 Section 7.1. Consolidation, Merger or Sale of Assets Permitted. The Company shall not consolidate or merge with or into, or transfer or lease all or substantially all of its assets to, any Person unless:

                  (1) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such transfer or lease shall have been made, is an entity organized and existing under the laws of the United States, any State thereof or the District of Columbia;

                  (2) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such transfer or lease shall have been made, assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture; and

                 (3) immediately after giving effect to the transaction no Default or Event of Default exists.

                  The Company shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction under this Indenture have been met.

                  In the event of the assumption by a successor Person as provided in clause (2) above, such successor Person shall succeed to and be substituted for, and may exercise every right and power of, the Company hereunder and under the Securities and any coupons appertaining thereto with the same effect as if it had been named hereunder and thereunder and all such obligations of the Company shall terminate.


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



                                   ARTICLE 8

                            Supplemental Indentures

                  Section 8.1. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities and any coupons appertaining thereto; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                 (3) to add any additional Events of Default with respect to all or any series of Securities; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance or administration of Bearer Securities (including, without limitation, to provide that Bearer Securities may be registrable as to principal only) or to facilitate the issuance or administration of Securities in global form; or

                  (5) to change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (6)  to secure the Securities; or

                 (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or


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

                 (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                  (9) if allowed without penalty under applicable laws and regulations, to permit payment in the United States (including any of the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction of principal, premium, if any, or interest, if any, on Bearer Securities or coupons, if any; or

             (10) to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect in any material respect the interests of the Holders of Securities of any series; or

             (11)  to cure any ambiguity or correct any mistake; or

             (12) to modify the provisions in Article 13 of this Indenture with respect to the subordination of Outstanding Securities of any series in a manner not adverse to the Holders thereof.

                  Section 8.2. Supplemental Indentures With Consent of Holders. With the written consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities adversely affected by such supplemental indenture (with the Securities of each series voting as a class), the Company and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify the rights of the Holders of such Securities; provided, however, that without the consent of the Holder of each Outstanding Security affected thereby, an amendment under this Section may not:

                  (1) change the Stated Maturity of the principal of or premium, if any, on, or any installment of principal of or premium, if any, or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the manner in which the amount of any principal thereof or premium, if any, or interest thereon is determined or reduce the amount of the principal of any Original Issue Discount Security or Indexed Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the currency or currency unit in which any Securities or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
         Date);

                  (2) reduce the percentage in principal amount of the Outstanding Securities affected thereby, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

                 (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 9.2;

                  (4) make any change in this Section 8.2 except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived with the consent of the Holders of each Outstanding Security affected thereby; or

                  (5) modify the provisions in Article 13 of this Indenture with respect to the subordination of Outstanding Securities of any series in a manner adverse to the Holders thereof.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It is not necessary under this Section 8.2 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

                  Section 8.3. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities of one or more series shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

                  Section 8.4. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 8.5. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.

                  Section 8.6. Reference in Securities to Supplemental Indentures. Securities, including any coupons, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities including any coupons of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities including any coupons of such series.


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


                                   ARTICLE 9

                                   Covenants

                  Section 9.1. Payment of Principal, Premium, if any, and Interest. The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest together with additional amounts, if any, on the Securities of that series in accordance with the terms of the Securities of such series, any coupons appertaining thereto and this Indenture; provided, however, that amounts properly withheld under the Internal Revenue Code of 1986, as amended, by any Person from a payment to any Holder of Securities, after having requested such Holder to provide applicable information that would allow such Person to make such payment without withholding, shall be considered as having been paid by the Company to such Holder for purposes of this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.



                  Section 9.2. Maintenance of Office or Agency. Unless otherwise specified as contemplated by Section 3.1, if Securities of a series are issued as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. Unless otherwise specified as contemplated by
Section 3.1, if Securities of a series are issuable as Bearer Securities, the Company will maintain, (i) subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for that series which is located outside the United States where Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (ii) subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for that series which is located outside the United States, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  Unless otherwise specified as contemplated by Section 3.1, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States, by check mailed to any address in the United States, by transfer to an account located in the United States or upon presentation or surrender in the United States of a Bearer Security or coupon for payment, even if the payment would be credited to an account located outside the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium or interest on any such Bearer Security shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.


                  Unless otherwise specified as contemplated by Section 3.1, the Company may also from time to time designate one or more other offices or agencies where the Securities (including any coupons, if any) of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities (including any coupons, if any) of any series for such purposes. The



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Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  Unless otherwise specified as contemplated by Section 3.1, the Trustee shall initially serve as Paying Agent.

                  Section 9.3. Money for Securities Payments to Be Held in Trust; Unclaimed Money. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities and any coupons appertaining thereto, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities and any coupons appertaining thereto, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium, if any, or interest on the Securities; and


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                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the terms set forth in this Indenture; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any principal, premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and coupon, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may in the name and at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  Section 9.4. Corporate Existence. Subject to Article 7, the Company will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; provided that nothing in this Section 9.4 shall prevent the abandonment or termination of any right or franchise of the Company if, in the opinion of the Company, such abandonment or termination is desirable in the conduct of the business of the Company and not prejudicial in any material respect to the Holders of the Securities.


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                 Section 9.5. Reports by the Company. The Company covenants:

                  (a) to file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required from time to time by such rules and regulations; and

                  (c) to transmit to all Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this
         Section 9.5, as may be required by rules and regulations prescribed from time to time by the Commission.

                  Section 9.6. Annual Review Certificate. The Company covenants and agrees to deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a certificate from the principal executive officer, principal financial officer or principal accounting officer of the Company stating that a review of the activities of the Company during such year and of


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performance under this Indenture has been made under his or her supervision and to the best of his or her knowledge, based on such review, the Company has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him or her and the nature and status thereof. For purposes of this Section 9.6, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                  Section 9.7. Books of Record and Account. The Company will keep proper books of record and account, either on a consolidated or individual basis. The Company shall cause its books of record and account to be examined, either on a consolidated or individual basis, by one or more firms of independent public accountants not less frequently than annually. The Company shall prepare its financial statements in accordance with generally accepted accounting principles.


                                   ARTICLE 10

                                   Redemption

                  Section 10.1. Applicability of Article. Securities (including coupons, if any) of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

                  Section 10.2. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities, including coupons, if any, shall be evidenced by or pursuant to a Board Resolution. In the case of any redemption at the election of the Company of less than all the Securities or coupons, if any, of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii)


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pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

                  Section 10.3. Selection of Securities to Be Redeemed. Unless otherwise specified as contemplated by Section 3.1, if less than all the Securities (including coupons, if any) of a series with the same terms are to be redeemed, the Trustee, not more than 45 days prior to the Redemption Date, shall select the Securities of the series to be redeemed in such manner as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from Securities of the series that are Outstanding and that have not previously been called for redemption and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities, including coupons, if any, of that series or any integral multiple thereof) of the principal amount of Securities, including coupons, if any, of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee shall promptly notify the Company in writing of the Securities selected by the Trustee for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

                  For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities (including coupons, if any) shall relate, in the case of any Securities (including coupons, if any) redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities (including coupons, if any) which has been or is to be redeemed.

                  Section 10.4. Notice of Redemption. Unless otherwise specified as contemplated by Section 3.1, notice of redemption shall be given in the manner provided in Section 1.6 not less than 30 days nor more than 60 days prior to the Redemption Date to the Holders of the Securities to be redeemed.

                  All notices of redemption shall state:

                  (1)      the Redemption Date;


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                  (2)      the Redemption Price;

                  (3) if less than all the Outstanding Securities of a series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed;

                  (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

                  (5) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment for the Redemption Price;

                  (6) that Securities of the series called for redemption and all unmatured coupons, if any, appertaining thereto must be surrendered to the Paying Agent to collect the Redemption Price;

                  (7) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                 (8) that the redemption is from a sinking fund, if such is the case;
                  (9) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the Redemption Date or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished; and

             (10)  the CUSIP number, if any, of the Securities.

                  Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


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                  Section 10.5. Deposit of Redemption Price. On or prior to any
Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article 11, segregate and hold in trust as provided in Section 9.3) an amount of money in the currency or currencies (including currency unit or units) in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (unless the Redemption Date shall be an Interest Payment Date) interest accrued to the Redemption Date on, all Securities or portions thereof which are to be redeemed on that date.

                  Unless any Security by its terms prohibits any redemption obligation from being satisfied by delivering and crediting Securities (including Securities redeemed otherwise than through a sinking fund), the Company may deliver such Securities to the Trustee for crediting against such payment obligation in accordance with the terms of such Securities and this Indenture.

                  Section 10.6. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for any such interest appertaining to any Bearer Security so to be redeemed, except to the extent provided below, shall be void. Except as provided in the next succeeding paragraph, upon surrender of any such Security, including coupons, if any, for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and its possessions (except as otherwise provided in Section 9.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of coupons for such interest; and provided, further, that, unless otherwise specified as contemplated by Section 3.1, installments of interest on Registered Securities that are due and payable on Interest Payment Dates that are on or


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prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.7.

                  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside of the United States (except as otherwise provided pursuant to Section 9.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of those coupons.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                  Section 10.7. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part at any Place of Payment therefor (with, if the Company or the Trustee so required, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute and the Trustee shall authenticate and deliver to the Holder of that Security, without service charge, a new Security or Securities of the same series, having the same form, terms and Stated Maturity, in any authorized denomination equal in aggregate principal amount to the unredeemed portion of the principal amount of the Security surrendered.


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                                   ARTICLE 11
                                 Sinking Funds

                  Section 11.1. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 11.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

                  Section 11.2. Satisfaction of Sinking Fund Payments with Securities. The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) together, in the case of Bearer Securities of such series, with all unmatured coupons appertaining thereto and (ii) may apply as a credit Securities of a series which have been
(x) redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities or (y) previously delivered to the Trustee and cancelled without reissuance pursuant to Section 3.9, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  Section 11.3. Redemption of Securities for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for any series of


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Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 11.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 10.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 10.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 10.6 and 10.7.


                                   ARTICLE 12

                       Meetings of Holders of Securities

                  Section 12.1. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

                  Section 12.2. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 12.1, to be held at such time and at such place in The City of New York or in such other place as may be acceptable to the Company. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 33a% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 12.1, by written request setting forth in reasonable detail the action


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proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount specified, as the case may be, may determine the time and the place in The City of New York or such other place as may be acceptable to the Company for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

                  Section 12.3. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (a) a Holder of one or more Outstanding Securities of such series, or
(b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  Section 12.4. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of the applicable series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any such adjourned meeting shall be given as provided in Section 12.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

                  Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Securities of the applicable series at the time shall constitute a quorum for the taking of any action set forth in the notice of the


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

original meeting. Notice of the reconvening of a meeting adjourned for lack of a quorum shall state expressly the percentage of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

                  At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 8.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than the lesser of (i) a majority in principal amount of Outstanding Securities of the applicable series and (ii) 66 b% in principal amount of Outstanding Securities of such series represented and voting at such meeting; provided, however, that any resolution with respect to any request, demand, authorization, direction, notice, consent, election, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the lesser of (i) the Holders of such specified percentage in principal amount of the Outstanding Securities of such series and (ii) a majority in principal amount of Outstanding Securities of such series represented and voting at such meeting or adjourned meeting.

                  Any resolution passed or decisions taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and coupons, whether or not present or represented at the meeting.

                  In the event that any meeting shall be adjourned for lack of a quorum or that, at any meeting at which a quorum is present, any proposed resolution or decision shall not be passed or taken because the Holders of the percentage of Outstanding Securities of any series needed to approve such resolution or decision did not vote in favor of such resolution or decision, the principal amount of Outstanding Securities of such series represented at such meeting and voting in favor of such resolution or decision may be counted for


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

purposes of calculating whether the consent of the Holders of the percentage of Outstanding Securities of such series needed in order to make, give or take any request, demand, authorization, direction, notice, consent, election, waiver or other action has been obtained, and such vote shall constitute the consent thereto of such Holders.

                  Section 12.5. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of any series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities of a series shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be provided in the manner specified in Section 1.4 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 1.4 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 1.4 or other proof.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be a Responsible Officer of the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities of a series as provided in Section 12.2, in which case the Company or the Holders of Securities of such series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

                  (c) At any meeting each Holder of a Security or proxy shall be entitled to one vote for each U.S. $5,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

                  (d) Any meeting of Holders of Securities of a series duly called pursuant to Section 12.2(b) at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

                  Section 12.6. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint an inspector of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting its verified written report of all votes cast at the meeting. A record of the proceedings of each meeting of Holders of Securities shall be prepared by the applicable secretary of the meeting and there shall be attached to said record the original report of the inspector of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 12.2 and, if applicable, Section 12.4. At least two copies of such record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one copy thereof shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                   ARTICLE 13

                                 Subordination

     Section 13.1. Agreement to Subordinate. The Company covenants and agrees, and each Holder of a Security by accepting a Security covenants and agrees, that, unless otherwise specified as contemplated by Section 3.1, the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness, and that these subordination provisions are for the benefit of the holders of Senior Indebtedness.


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                  Each Holder of a Security authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate, in the sole discretion of the Trustee, to acknowledge or effectuate the subordination between the Holders of Securities and the holders of the Senior Indebtedness as provided in this Article 13 and appoints the Trustee its attorney-in-fact for any and all such purposes.

                  This Article 13 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

                 Section 13.2. Liquidation; Dissolution; Bankruptcy. Upon any distribution or payment to creditors of the Company in a voluntary or involuntary liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

                  (1) holders of Senior Indebtedness shall be entitled to receive payment in full in cash or cash equivalents of the principal of and interest (including interest as provided for in the agreement governing such Senior Indebtedness which accrues after the commencement of any such proceeding, whether or not allowed as a claim in any such proceeding), and other amounts payable on the Senior Indebtedness before Holders of Securities of any series shall be entitled to receive any payment of principal of or interest or other amounts on or in respect of the Securities of such series; and

                  (2) until the Senior Indebtedness is paid in full in cash or cash equivalents any payment or distribution to which Holders of Securities would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear; provided, however, that, in the event that any payment of principal of or interest on the Securities is ordered or decreed by a court of competent jurisdiction in a reorganization proceeding under any applicable law, which order or decree gives effect to the provisions herein set forth for the subordination of the Securities to Senior


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         Indebtedness, the Trustee shall be authorized to make such payment of principal of or interest on the Securities, in accordance with the terms and conditions of the order or decree.

                  Upon any distribution of assets of the Company referred to in this Article, the Trustee and the Holders of Securities shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such proceedings are pending for the purpose of ascertaining the identity of Persons entitled to participate in such distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article, and the Trustee and the Holders of Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of Securities for the purpose of ascertaining the identity of Persons entitled to participate in such distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article; provided, however, that the foregoing shall apply only if such court, trustee, liquidating trustee or other Person has been fully apprised of the provisions of this Article 13. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness, to participate in any payment or distribution pursuant to this Section 13.2, the Trustee may request such Person (at the expense of the Holders of Securities) to furnish evidence to the reasonable satisfaction of the Trustee, acting in good faith, as to the amount of such Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive payment.

                  For purposes of this Article 13, a distribution may consist of cash, securities or other property, by setoff or otherwise, provided that, for purposes of this Article 13 only, the words "cash, property or securities" shall not be deemed to include securities of the Company or any other entity provided for by a plan of reorganization or readjustment the payment of which is subordinated at least to the extent provided in this Article with respect to the Securities to the payment of all Senior Indebtedness which may at the time be


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outstanding; provided, however, that (i) all Senior Indebtedness is assumed by the new entity, if any, resulting from any such reorganization or adjustment, and (ii) the rights of the holders of the Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article 7 shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the entity formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article 7.

                  Section 13.3. Default on Senior Indebtedness. (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and interest thereon and other amounts due in connection therewith shall first be paid in full in cash or cash equivalents or such payment duly provided for in cash or cash equivalents before any payment is made by the Company or any Person acting on behalf of the Company: (i) on account of the principal of or interest on the Securities; or (ii) to acquire any of the Securities for cash or property; or (iii) on account of the redemption provisions of the Securities.

                  (b) No direct or indirect payment in respect of the Securities (including, without limitation, any payment of the type referred to in clause
(i), (ii) or (iii) of Section 13.3(a)) shall be made if, at the time of such payment, there exists a default in payment of all or any portion of any Senior Indebtedness, and such default shall not have been cured or waived in writing or the benefits of this sentence waived in writing by or on behalf of the holders of such Senior Indebtedness. In addition, during the continuance of any event of default (other than a default referred to in the immediately preceding sentence) with respect to any Significant Senior Indebtedness, as such event of default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof and upon written notice thereof given to the Trustee, with a copy to the Company (the delivery of which shall not affect the validity of the notice to the Trustee), by any holder of


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Significant Senior Indebtedness or its Representative then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of or interest on the Securities or to acquire any of the Securities or on account of the redemption provisions of the Securities; provided, however, that if the holders of the Significant Senior Indebtedness to which the default relates have not declared such Significant Senior Indebtedness to be immediately due and payable within 180 days after the occurrence of such default (or have declared such Significant Senior Indebtedness to be immediately due and payable and within such period have rescinded such declaration of acceleration), then the Company shall resume making any and all required payments in respect of the Securities (including any missed payments).

                  Notwithstanding any other provisions of this Article 13 or any other provision of this Indenture, only one payment blockage period under the second sentence of this Section 13.3(b) may be commenced within any consecutive 365-day period with respect to the Securities. For all purposes of this Article 13, no event of default (other than an event of default that was not known to any Agent (as defined in the Credit Agreement) on the date of the commencement of the first payment blockage period referred to below) which existed or was continuing on the date of the commencement of any 180-day payment blockage period with respect to the Significant Senior Indebtedness initiating such payment blockage period shall be, or be made, the basis for the commencement of a second payment blockage period by the Representative of Significant Senior Indebtedness whether or not within a period of 365 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (and, in the case of any such waiver, no payment shall be made by the Company to the holders of Significant Senior Indebtedness in connection with such waiver other than amounts due pursuant to the terms of the Significant Senior Indebtedness as in effect at the time of such default).

                  (c) In the event that notwithstanding the provisions of this
Section 13.3, the Company shall make any payment to the Trustee on account of the principal of or interest on the Securities or to acquire any Securities or on account of the redemption provisions (other than as permitted by Section 13.3(b)), in violation of Section 13.3(a), or after the happening of a Payment


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Default or after receipt by the Trustee of written notice as provided in Section
13.3(b) of any other event of default with respect to any Significant Senior Indebtedness, then, unless and until such violation or event of default, as the case may be, shall have been cured or waived or shall have ceased to exist, such payment (subject to the provisions of Section 13.11) shall be held by the Trustee and shall be paid forthwith over and delivered to the holders of Senior Indebtedness pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them or their Representatives, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution or provision therefor to or for the holders of Senior Indebtedness. The Company shall give prompt written notice to the Trustee of any default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued.

                  (d) The Company covenants that it will, upon request of the Trustee, deliver an Officers' Certificate (with copies thereof to the Representative of each class of Senior Indebtedness) showing in reasonable detail the Senior Indebtedness outstanding as of the date of such Officers' Certificate and the Representative of each class of Senior Indebtedness. The Trustee may conclusively rely thereon except to the extent that it shall have received, from the Representative of any class of Senior Indebtedness, notice in writing controverting any of the statements made therein.

                  Not less than 10 days prior to making any distribution in respect of Senior Indebtedness pursuant to this Section 13.3, the Trustee shall deliver to each Representative of any class of Senior Indebtedness copies of the most recent Officers' Certificate filed with it by the Company pursuant to the foregoing clause.

                  (e) In the event that the Securities of any series are declared due and payable before their Stated Maturity in accordance with Article 5 hereof, then and in such event the holders of the Senior Indebtedness outstanding at the time Securities of any series so become due and payable shall be entitled to receive payment in full in cash or cash equivalents of all amounts due or to become due on or in respect of such Senior Indebtedness


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(whether or not an event of default has occurred thereunder or such Senior
Indebtedness is, or has been declared to be, due and payable prior to the date on which it otherwise would have become due and payable) before the Holders of such Securities are entitled to receive payment on account of the Securities.

                  Section 13.4. Securities May Be Paid Prior to Dissolution, Etc. Nothing contained in this Article 13 or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Company, at any time except during the pendency of any insolvency, bankruptcy, dissolution, receivership, winding up, liquidation, reorganization or similar proceedings, except upon the maturity of any Senior Indebtedness, except during the continuance of any Payment Default and except during any 180-day period specified in Section 13.3(b), from making payments at any time of principal of or interest on the Securities or (b) the application by the Trustee or any Paying Agent of any moneys deposited, prior to the Trustee receiving notice of any event of default as to which any holder of Senior Indebtedness has given notice to the Trustee or after the lapse of any 180-day period referred to in Section 13.3(b), with the Trustee or such Paying Agent, for the purpose of paying a specified installment or installments of interest on the Securities, to the payment of such installments of interest on the Securities.

                  Section 13.5. When Distribution Must Be Paid Over. In the event that the Company shall make any payment to the Trustee on account of the principal or interest on the Securities at the time when such payment is prohibited by Section 13.3, such payment shall be held by the Trustee, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the amount of Senior Indebtedness held by them) or their Representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  If a distribution is made to Holders of Securities that, because of this Article 13, should not have been made to them, the Holders of Securities who receive the distribution shall hold it in trust for the holders


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of Senior Indebtedness and forthwith pay it over to them as their interests may appear.

                  Section 13.6. Notices by Company. The Company shall promptly notify the Trustee and each Paying Agent of any facts known to the Company that would cause a payment of principal of or interest on the Securities to violate this Article 13, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this
Article 13.

                  Section 13.7. Subrogation. After all Senior Indebtedness is paid in full and until the Securities are paid in full, Holders of Securities shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Holders of Securities have been applied to the payment of Senior Indebtedness. A distribution made under this Article 13 to holders of Senior Indebtedness which otherwise would have been made to Holders of Securities, is not, as between the Company and the Holders of Securities, payment by the Company on the Securities.

                 Section 13.8. Relative Rights. This Article defines the relative rights of Holders of Securities and holders of Senior Indebtedness. Nothing in this Indenture shall:

                  (1) impair, as between the Company and the Holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

                 (2) affect the relative rights of Holders of Securities and creditors of the Company other than holders of Senior Indebtedness; or

                  (3) prevent the Trustee or any Holder of a Security from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Holders of Securities.

                  If the Company fails because of this Article 13 to pay principal of or interest on a Security on the due date or upon the acceleration thereof, the failure is still a Default or Event of Default.


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                  Section 13.9. Subordination May Not Be Impaired by Company. No
right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

                  Section 13.10. Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

                  Section 13.11. Rights of Trustee and Paying Agent. The Trustee and each Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payment unless, not less than three Business Days prior to the date of any such payment, the Trustee receives written notice reasonably satisfactory to it that payments may not be made under this Article 13. Only the Company, a Representative (satisfactorily identified to the Trustee) or a holder of an issue of Senior Indebtedness that has no Representative (satisfactorily identified to the Trustee) may give the notice. Prior to the receipt of such notice, the Trustee and each Paying Agent shall be entitled in all respects to assume that no such facts exist. In any case, the Trustee shall have no responsibility to the holders of Senior Indebtedness for payments made to Holders of Securities by the Company or any Paying Agent unless such payments are made at the direction of the Trustee.

                  Except to the extent of payments held in trust under Section
13.5 hereof, neither the Trustee nor any Paying Agent shall be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. The Trustee shall not be under any duty or obligation to take any action at the request or for the benefit of holders of Senior Indebtedness which, in the Trustee's opinion, shall be likely to involve it in any expense or liability, if there are reasonable grounds for believing that a repayment of such expense or liability is not reasonably assured to it, unless one or more holders of Senior Indebtedness shall, as often as may be required by the Trustee, furnish indemnity satisfactory to the Trustee against such expense or liability.


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                  The Trustee in its individual or any other capacity may hold
Senior Indebtedness with the same rights it would have it if were not Trustee.





                  This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one instrument.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                 INFINITY BROADCASTING CORPORATION



                           By: /s/  Mel Karmazin
                               ----------------------------------------
                                    Mel Karmazin
                                    President and Chief Executive
                                    Officer


[Seal]

Attest:

/s/ Farid Suleman
--------------------
Farid Suleman
Assistant Secretary


                                             BANK OF MONTREAL TRUST COMPANY


                                             By: /s/ Amy Roberts
                                                ---------------------------
                                                Amy Roberts
                                                Assistant Vice President

[Seal]

Attest:

/s/ Maureen Radigan
----------------------
Maureen Radigan
Assistant Secretary





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